Exhibit 10.36

SPLIT-DOLLAR TERMINATION AGREEMENT

This SPLIT-DOLLAR TERMINATION AGREEMENT (the “Agreement”) is made and entered into as of the 5th day of December, 2003, and shall be effective as of the 27th day of December, 2003 (the “Effective Date”), by and between COCA-COLA BOTTLING CO. CONSOLIDATED, a Delaware corporation (the “Corporation”), and Jan M. Harrison, Trustee under the Irrevocable Trust Agreement of J. Frank Harrison, III, dated January 19, 1990 (the “Trustee” and together with the Corporation, the “Parties”).

Statement of Purpose

The Corporation and Trustee are parties to that certain Split-Dollar Agreement dated March 2, 1990 (the “Split-Dollar Agreement”), relating to insurance policies insuring the life of J. Frank Harrison, III, specifically policies 7-715-353 and 7-715-361 issued by Massachusetts Mutual Life Insurance Co. (each a “Policy”). The Corporation and Trustee are also parties to that certain Assignment of Split-Dollar Policy as Collateral by Trustee in favor of the Corporation dated March 2, 1990 (the “Collateral Assignment”). The Corporation and Trustee now desire to terminate the Split-Dollar Agreement and the Collateral Assignment, all in accordance with the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual promises and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged, the Parties hereby agree as follows:

1. Termination of Agreements. The Corporation shall be repaid its Policy Interest (as defined in the Split-Dollar Agreement) in each Policy as of the Effective Date, at which time the Split-Dollar Agreement and the Collateral Assignment shall be deemed terminated and all obligations of the Parties thereunder extinguished. The Parties shall execute and deliver all necessary documents and take all such other actions as the other party may request to effect the transactions contemplated herein.

2. Mutual Release. Each Party for itself and its heirs, beneficiaries, legal representatives, successors and assigns, as applicable (the “Releasing Party”), does hereby release, acquit and forever discharge the other Party and its heirs, beneficiaries, legal representatives, officers, directors, agents, successors and assigns, as applicable (the “Released Party”), from any and all claims, demands, actions, causes of action, suits, liabilities and disputes of any nature whatsoever, at law, in equity, or otherwise that the Releasing Party ever had, now has or hereafter may have against the Released Party arising out of the Split-Dollar Agreement and the Collateral Assignment, except that this provision shall not relieve either Party of any of its obligations under this Agreement. With respect to this release, Trustee represents to the Corporation that Trustee is aware, understands and agrees that (i) Trustee voluntarily entered into this Agreement, (ii) Trustee had and has the right to consult with an attorney regarding this Agreement before signing it, and (iii) Trustee has carefully read this Agreement and fully understands each and every term herein.

4. Miscellaneous.

(a) Each of the Parties hereto agrees to execute and deliver such other documents or agreements and to take such other action as may be reasonably necessary or desirable for the implementation of this Agreement and the consummation of the transactions contemplated hereby.

(b) This Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective legal representatives, heirs, successors and assigns.

(c) This Agreement shall be governed by and construed in accordance with the laws of the State of North Carolina, without regard to the conflicts of laws provisions thereof.

(d) Headings in this Agreement are provided for purposes of convenience only and shall not affect the interpretation of the terms hereof.

(e) This Agreement may not be amended, altered, modified or terminated except by a written instrument signed by the Parties or their respective successors or assigns.

[Signature page follows on next page]

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IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the 5th day of December, 2003 to be effective as of the Effective Date, as defined above.

“Trustee”

/s/ Jan M. Harrison

Jan M. Harrison, as Trustee under the Irrevocable Trust Agreement of J. Frank Harrison, III dated January 19, 1990

“Corporation”

COCA-COLA BOTTLING CO. CONSOLIDATED

By:	/s/ Robert D. Pettus, Jr.

Name:	Robert D. Pettus, Jr.
Title:	Executive V.P. & Asst. to the Chairman

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SPLIT-DOLLAR TERMINATION AGREEMENT

This SPLIT-DOLLAR TERMINATION AGREEMENT (the “Agreement”) is made and entered into as of the 5th day of December, 2003, and shall be effective as of the 27th day of December, 2003 (the “Effective Date”), by and between COCA-COLA BOTTLING CO. CONSOLIDATED, a Delaware corporation (the “Corporation”), and Jan M. Harrison, Trustee under the Irrevocable Trust Agreement of J. Frank Harrison, III, dated June 13, 1994 (the “Trustee” and together with the Corporation, the “Parties”).

Statement of Purpose

The Corporation and Trustee are parties to that certain Insurance Agreement dated June 13, 1994 (the “Split-Dollar Agreement”), relating to insurance policies insuring the life of J. Frank Harrison, III (the “Executive”), specifically policy 12-979-942 issued by The Northwestern Mutual Life Insurance Co. (the “Northwestern Policy”) and policy 3768296 issued by The Guardian Life Insurance Co. of America (the “Guardian Policy” and with the Northwestern Policy, each a “Policy”). The Corporation and Trustee are also parties to that certain Assignment of Split-Dollar Policy as Collateral by Trustee in favor of the Corporation dated June 13, 1994 relating to the Guardian Policy and that certain Assignment of Split-Dollar Policy as Collateral by Trustee in favor of the Corporation dated June 13, 1994 relating to the Northwestern Policy (each a “Collateral Assignment”). The Corporation and Trustee now desire to terminate the Split-Dollar Agreement and the Collateral Assignment, all in accordance with the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual promises and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged, the Parties hereby agree as follows:

1. Termination of Agreements. The Corporation shall be repaid its Policy Interest (as defined in the Split-Dollar Agreement) in the Northwestern Policy and the Guardian Policy as of the Effective Date, at which time the Split-Dollar Agreement and each Collateral Assignment shall be deemed terminated and all obligations of the Parties thereunder extinguished. The Parties shall execute and deliver all necessary documents and take all such other actions as the other party may request to effect the transactions contemplated herein.

2. Mutual Release. Each Party for itself and its heirs, beneficiaries, legal representatives, successors and assigns, as applicable (the “Releasing Party”), does hereby release, acquit and forever discharge the other Party and its heirs, beneficiaries, legal representatives, officers, directors, agents, successors and assigns, as applicable (the “Released Party”), from any and all claims, demands, actions, causes of action, suits, liabilities and disputes of any nature whatsoever, at law, in equity, or otherwise that the Releasing Party ever had, now has or hereafter may have against the Released Party arising out of the Split-Dollar Agreement and each Collateral Assignment, except that this provision shall not relieve either Party of any of its obligations under this Agreement. With respect to this release, Trustee represents to the

Corporation that Trustee is aware, understands and agrees that (i) Trustee voluntarily entered into this Agreement, (ii) Trustee had and has the right to consult with an attorney regarding this Agreement before signing it, and (iii) Trustee has carefully read this Agreement and fully understands each and every term herein.

3. Miscellaneous.

(a) Each of the Parties hereto agrees to execute and deliver such other documents or agreements and to take such other action as may be reasonably necessary or desirable for the implementation of this Agreement and the consummation of the transactions contemplated hereby.

(b) This Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective legal representatives heirs, successors and assigns.

(c) This Agreement shall be governed by and construed in accordance with the laws of the State of North Carolina, without regard to the conflicts of laws provisions thereof.

(d) Headings in this Agreement are provided for purposes of convenience only and shall not affect the interpretation of the terms hereof.

(e) This Agreement may not be amended, altered, modified or terminated except by a written instrument signed by the Parties or their respective successors or assigns.

[Signature page follows on next page]

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IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the 5th day of December, 2003 to be effective as of the Effective Date, as defined above.

“Trustee”

/s/ Jan M. Harrison

Jan M. Harrison, as Trustee under the Irrevocable Trust Agreement of J. Frank Harrison, III dated June 13, 1994

“Corporation”

COCA-COLA BOTTLING CO. CONSOLIDATED

By:	/s/ Robert D. Pettus, Jr.

Name:	Robert D. Pettus, Jr.
Title:	Executive V.P. & Asst. to the Chairman

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